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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 15, 2006

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

               1-6627                              25-0927646
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      (Commission File Number)          (IRS Employer Identification No.)

                   100 Airside Drive
              Moon Township, Pennsylvania                        15108
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        (Address of Principal Executive Offices)               (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 15, 2006, Michael Baker Corporation (the "Company") issued a press release reporting the Company's financial results for the year ended December 31, 2005. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference. On August 15, 2006, the Company also issued a press release reporting the Company's financial results for the quarter ended March 31, 2006. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.   Description
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99.1          Press release dated August 15, 2006.
99.2          Press release dated August 15, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MICHAEL BAKER CORPORATION

                                           By:  /s/ Craig O. Stuver
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                                                Senior Vice President, Corporate
                                                Controller and Treasurer
                                                (Chief Accounting Officer)

Date:  August 16, 2006

                                  EXHIBIT INDEX

Number    Description                             Method of Filing
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99.1      Press release dated August 15, 2006.    Filed herewith.
99.2      Press release dated August 15, 2006.    Filed herewith.